CUSTODIAL AGREEMENT

Among:

DB STRUCTURED PRODUCTS, INC., as Buyer

ASPEN FUNDING CORP., as Buyer

NEWPORT FUNDING CORP., as Buyer

NYMC LOAN CORPORATION, as Seller

NEW YORK MORTGAGE TRUST, INC., as Guarantor

and

LASALLE BANK NATIONAL ASSOCIATION, as Custodian,

Dated as of December 13, 2005

ANNEXES

Annex 1	Required Fields for Loan Schedule
Annex 1-A	Required Fields for Loan Schedule with respect to Wet-Ink Mortgage Loans
Annex 2	Form of Trust Receipt
Annex 3	Form of Notice of Sale and Request for Release
Annex 4	Review Procedures
Annex 5	Request For Release and Receipt
Annex 6	Authorized Representatives of Buyers
Annex 7	Authorized Representatives of Seller
Annex 8	Authorized Representatives of Guarantor
Annex 9	Authorized Representatives of Custodian
Annex 10	Form of Lost Note Affidavit
Annex 11	Notice of Assignment
Annex 12	(Third Party) Transmittal Letter
Annex 13	Attorney’s Bailee Letter
Annex 14	Exception Codes

i

Annex 15	List of Unapproved Settlement Agents
Annex 16	Mortgage File Submission Package
Annex 17	Form of Escrow Letter
Annex 18	Notice By Assignee To Custodian Of The Buyer’s Default

EXHIBITS

Exhibit A	Form of Transaction Notice

ii

CUSTODIAL AGREEMENT

CUSTODIAL AGREEMENT (this “Custodial Agreement”) dated as of December 13, 2005, made by and among:

(i)	NYMC LOAN CORPORATION (“Seller”);

(ii)	NEW YORK MORTGAGE TRUST, INC. (“Guarantor”)

(iii)	LASALLE BANK NATIONAL ASSOCIATION, as custodian for Buyers (in such capacity, the “Custodian”);

(iv)	DB STRUCTURED PRODUCTS, INC. (including its successors in interest, “DBSP”)

(v)	ASPEN FUNDING CORP. (including its successors in interest, “Aspen”); and

(vi)	NEWPORT FUNDING CORP. (including its successors in interest, “Newport” and collectively with DBSP and Aspen, the “Buyers” and individually, a “Buyer”).

RECITALS

Seller, Buyers and Guarantor are parties to the Master Repurchase Agreement, dated as of December 13, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), pursuant to which Buyers and Seller have agreed, subject to the terms and conditions of the Repurchase Agreement, to enter into Transactions (as defined therein) in which Buyers have agreed to purchase from time to time from Seller certain Loans, with a simultaneous agreement by Seller to repurchase such Loans.

It is a condition precedent to the effectiveness of the Repurchase Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

Section 1.  Definitions.

Unless otherwise defined herein, terms defined in the Repurchase Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

“Acceptable Attorney” shall mean any attorney-at-law to which the Custodian has sent an Attorney’s Bailee Letter, except for an attorney whom Buyers have notified the Custodian and the Seller in writing that such attorney is not reasonably satisfactory to Buyers.

“Acquisition Guidelines” means (i) NYMC’s loan acquisition guidelines set forth in Exhibit C to the Repurchase Agreement and (ii) certain acquisition guidelines of third parties listed in Exhibit G to the Repurchase Agreement in accordance with which NYMC acquires Loans, as the same may be amended from time to time in accordance with the terms of the Repurchase Agreement.

“Additional Documents” shall have the meaning specified in Section 2(b) hereof.

“AM Funded Wet-Ink Mortgage Loans” shall mean Wet-Ink Mortgage Loans that will be funded before 10:30 a.m. (New York City time) on any Business Day.

“Applicable Guide” shall mean with respect to Fannie Mae or Freddie Mac, the applicable guide published by either Fannie Mae or Freddie Mac setting forth the requirements each Loan needs to satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac, as such guide may be amended or supplemented from time to time or any other set of criteria established by Fannie Mae or Freddie Mac that a Loan must satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac.

“Approved Purchaser” shall mean any third party purchaser of a Mortgage Loan, except for any person whom the Buyer has notified the Custodian and the Seller in writing that such person is not reasonably satisfactory to the Buyer.

“Approved Title Insurance Company” shall mean a title insurance company that has not been disapproved by Buyers in their sole discretion in a written notice to the Custodian by the Buyer.

“Assignment of Mortgage” shall mean with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (excluding only the name of the assignee), reflecting the assignment and pledge of the Mortgage.

“Attorney’s Bailee Letter” shall mean a letter substantially in the form of Annex 13 hereto.

“Authorized Representative” shall have the meaning specified in Section 18 hereof.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day upon which the banking institutions in the State of New York or any of Custodian, Seller or Buyers are authorized or obligated by law or executive order to be closed.

“Computer Tape” shall mean a computer tape or other electronic medium generated by or on behalf of Seller and delivered or transmitted to Buyers and Custodian which provides information relating to the Purchased Loans, including the information set forth in the Loan Schedule, in a format acceptable to Buyers and the Custodian.

“Custodial Delivery Failure” shall have the meaning specified in Section 13 hereof.

“Daily Aged Report” shall have the meaning set forth in Section 3(g) hereof.

“Disbursement Account” shall mean the Disbursement Account established by the Disbursement Agent in accordance with the Disbursement Agreement.

“Disbursement Agent” shall mean Deutsche Bank National Trust Company and any successor thereto.

“Disbursement Agreement” shall mean the Disbursement Agreement among the Disbursement Agent, Seller, Guarantor and Buyers dated as of December 13, 2005, as the same may be amended, supplemented or otherwise modified from time to time.

“Dry Mortgage Loan” shall mean a first or second lien Mortgage Loan which is underwritten in accordance with the Underwriting Guidelines which Mortgage File contains all required Mortgage Loan Documents and is received by the Custodian.

“Electronic Agent” shall mean MERSCORP, Inc.

“Electronic Tracking Agreement” shall mean the Electronic Tracking Agreement, dated as of the date hereof, among Seller, Buyers, Servicer, the Electronic Agent and MERS, as the same may be amended, supplemented or otherwise modified from time to time.

“Electronic Transmission” shall mean the delivery of information in an electronic format acceptable to the applicable recipient thereof. An Electronic Transmission shall be considered written notice for all purposes hereof (except when a request or notice by its terms requires execution).

“Escrow Letter” shall mean an escrow or closing letter from Seller to the Settlement Agent in the form of Annex 17.

“Event of Default” shall have the meaning provided in Section 19 of the Repurchase Agreement.

“Exception” shall mean, with respect to any Mortgage Loan, any of the following: (a) any variance from the requirements of Annex 4 hereof with respect to the Mortgage Files (taking into consideration the Seller’s right to deliver certified copies in lieu of original documents in certain circumstances); (b) any Exception identified on Annex 14 hereto or as otherwise reasonably determined by Buyers; or (c) any Mortgage Loan with respect to which a Responsible Officer of the Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than any Buyer with respect to such Mortgage Loan.

“Loan” means (i) a first lien or second lien, fixed rate or adjustable rate, closed-end, wet or dry-funded, home equity residential mortgage loan either originated in accordance with the Underwriting Guidelines or acquired in accordance with the Acquisition Guidelines and in each case, meets the representations and warranties attached as Exhibit B to the Repurchase Agreement and deemed by Buyers to be eligible for securitization in the normal course of business, (ii) such other type of loan, lease or other receivable as shall be agreed upon by the parties in writing, or (iii) any interest in, or secured by, any such loan, lease or other receivable.

“Loan Schedule” shall mean a computer-readable transmission in a standardized text format delivered by the Seller to Buyers, the Custodian and the Disbursement Agent incorporating the fields identified on Annex 1, with respect to Dry Mortgage Loans, or Annex 1-A, with respect to Wet-Ink Mortgage Loans, or as otherwise mutually agreed upon by Buyers, Seller and the Custodian.

“Loan Schedule and Exception Report” shall mean in the case of each Mortgage Loan, a computer-readable transmission containing the following information to be delivered by the Custodian to the related Buyer pursuant to this Custodial Agreement: the Mortgage Loan number, Mortgagor’s name, a code indicating whether the Mortgage Loan is a MERS Designated Mortgage Loan, and if so, the MERS Identification Number, codes indicating Exceptions and, with respect to any Mortgage Files which have been released (i) to the Seller pursuant to Section 5(a) hereof pursuant to a Request for Release and Receipt, (ii) as described in Section 5(b) hereof, or (iii) pursuant to an Attorney Bailee Letter as described in Section 5(c) hereof, the date such Mortgage Files were released and to whom they were released. The Custodian shall incorporate all current data provided by Seller to the Custodian into the Loan Schedule and Exception Report.

“Margin Deficit” shall have the meaning assigned thereto in the Repurchase Agreement.

“MERS” shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Designated Mortgage Loan” shall mean any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Loan Schedule.

“MERS Identification Number” shall mean the eighteen digit number permanently assigned to each MERS Mortgage Loan.

“Midday Funded Wet-Ink Mortgage Loans” shall mean Wet-Ink Mortgage Loans that will be funded after 10:30 a.m. (New York City time), but on or prior to 1:30 p.m. (New York City time) on any Business Day.

“Mortgage” shall mean the mortgage, deed of trust or other instrument, which creates a valid lien on the fee simple or leasehold estate in such real property.

“Mortgage File” shall mean, as to each Mortgage Loan, those documents listed on Annex 16 hereto that are delivered to the Custodian or which at any time come into the possession of the Custodian.

“Mortgage Loan” shall mean a Loan which the Custodian has been instructed to hold for Buyers pursuant to this Custodial Agreement.

“Mortgage Loan Documents” shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

“Mortgage Note” shall mean the original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a Mortgage Loan and secured by the related Mortgaged Property.

“Mortgaged Property” means the real property (including all improvements, buildings, fixtures, building equipment and personal property affixed thereto and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor” means the obligor on a Mortgage Note.

“Notice and Information” shall have the meaning specified in Section 2(a)(i) hereof.

“Notice of Sale and Request for Release” shall mean a notice to the Custodian and Buyers in the form of Annex 3 hereto that certain of the Mortgage Loans are being sold and specifying the date of such sale and the amount of the Repurchase Price being paid off with the proceeds of such sale and requesting that certain documents with respect to such Mortgage Loans be delivered to the related third party purchaser.

“NYMC” shall mean The New York Mortgage Company, LLC and any successors or permitted assigns.

“Officer’s Certificate” shall mean a certificate signed by a Responsible Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

“Opinion of Counsel” shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

“Person” means any legal person, including any individual, corporation, partnership, association, joint stock company, trust, limited liability company, unincorporated organization, governmental entity or other entity of similar nature.

“PM Funded Wet-Ink Mortgage Loans” shall mean Wet-Ink Mortgage Loans that will be funded after 1:30 p.m. (New York City time) but on or prior to 4:30 p.m. (New York City time) on any Business Day.

“Pricing Side Letter” means the pricing side letter, dated as of December 13, 2005, among Seller, Guarantor and Buyers, as the same may be amended, supplemented or modified from time to time.

“Program Documents” shall have the meaning assigned thereto in the Repurchase Agreement.

“Purchase Date” means the date on which a Transaction is entered into pursuant to the Repurchase Agreement.

“Purchased Loan” means a Loan purchased by a Buyer in a Transaction pursuant to the Repurchase Agreement.

“Purchase Price” shall have the meaning assigned thereto in the Pricing Side Letter.

“Repurchase Price” means the price at which Purchased Loans are to be transferred from the related Buyer to Seller upon termination of a Transaction, which will be determined in each case according to the Repurchase Agreement.

“Rescission” shall mean the right of a Mortgagor to rescind the related Mortgage Note and related documents pursuant to applicable law and regulation.

“Responsible Officer” shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer’s behalf as demonstrated by a certificate of corporate resolution. With respect to the Custodian, Responsible Officer shall mean any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Review Procedures” shall have the meaning specified in Section 3(a) hereof.

“Servicer” means Cenlar F.S.B. and any successor thereto.

“Settlement Agent” shall mean, with respect to any Wet-Ink Mortgage Loan, the Person specified in the Transaction Notice (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated and which is not listed as an Unapproved Settlement Agent on Annex 15 attached hereto as revised from time to time by Buyers) to which the proceeds of the related Purchase Price with respect to such Wet-Ink Mortgage Loan are to be distributed by the Disbursement Agent.

“Transaction” shall mean a transaction pursuant to which Seller transfers to the related Buyer certain Loans against the transfer of funds by the related Buyer, with a simultaneous agreement by the related Buyer to transfer to Seller such Loans on a date certain, against the transfer of funds by Seller.

“Transaction Notice” means a written request of Seller to enter into a Transaction, in the form attached hereto as Exhibit A or such other form as shall be mutually agreed upon among Seller and Buyers which is delivered to the related Buyer, the Disbursement Agent and the Custodian.

“Transmittal Letter” shall mean a letter substantially in the form of Annex 12 hereto.

“Trust Receipt” shall mean the trust receipt in the form annexed hereto as Annex 2 delivered to the related Buyer by the Custodian covering the Mortgage Loans subject to this Custodial Agreement from time to time, as reflected on the Loan Schedule and Exception Report attached thereto in accordance with Section 3.

“Underwriting Guidelines” shall mean NYMC’s loan underwriting guidelines set forth as Exhibit D to the Repurchase Agreement and (ii) certain underwriting guidelines of third parties listed in Exhibit G to the Repurchase Agreement in accordance with which NYMC underwrites Loans, as the same may be amended from time to time in accordance with terms of the Repurchase Agreement.

“Wet-Ink Mortgage Loan” means a first lien or second lien Loan that is sold to the related Buyer simultaneously with the origination thereof by The New York Mortgage Company, LLC, which origination is in accordance with the Underwriting Guidelines and is funded in part or in whole with proceeds of the sale of the Loan to the related Buyer paid directly to a Settlement Agent and for which all of the Mortgage Loan Documents specified in Annex 16 have not been delivered to Custodian in accordance with Section 2 of this Agreement. For the avoidance of doubt Wet-Ink Mortgage Loans shall include each Wet-Ink Conforming Loan, Wet-Ink Alt-A Loan, Wet-Ink HELOC, Wet-Ink Subprime Loan, Wet-Ink Jumbo Loan and Wet-Ink Small Balance Commercial Loan.

“Wire Instruction Data” shall mean the applicable information provided relating to funding for the origination of a Wet-Ink Mortgage Loan, which data shall include the amount of the related wire transfer and related depository information as required by Buyers.

Section 2.  Delivery of Mortgage File.

(a)  The Seller shall from time to time deliver Mortgage Files to the Custodian to be held hereunder, which shall be reviewed by the Custodian as provided in Section 3.

(i)  With respect to each Transaction, the Seller shall provide written notice, in the form of a Transaction Notice together with the related Loan Schedule and a Computer Tape (collectively, the “Notice and Information”), to the related Buyer, Custodian and Disbursement Agent, as applicable, with respect to such Mortgage Loans which are to be purchased.

(ii)  With respect to Dry Mortgage Loans, Seller shall deliver to the related Buyer and the Custodian, no later than 11:00 a.m. (New York City time) two (2) Business Days prior to the requested Purchase Date (a “Notice Date”), (a) the related Notice and Information and (b) the related Mortgage File.

(iii)  With respect to Wet-Ink Mortgage Loans, Seller shall notify the related Buyer of an estimate of the Purchase Price of such Wet-Ink Mortgage Loans no later than prior to 3:00 p.m. (New York City time) one (1) Business Day prior to the requested Purchase Date.

(iv)  With respect to any AM Funded Wet-Ink Mortgage Loans, prior to 5:00 p.m. (New York City time) one (1) Business Day prior to the requested Purchase Date (also a “Notice Date”), Seller shall deliver, by facsimile or Electronic Transmission (a) the related Notice and Information to the related Buyer, the Disbursement Agent and the Custodian, and (b) copies of the Escrow Letters with respect to such Wet-Ink Mortgage Loans which are to be purchased to the Custodian.

(v)  With respect to Midday Funded Wet-Ink Mortgage Loans, prior to 12:30 (New York City time) on the requested Purchase Date (also a “Notice Date”), Seller shall deliver, by facsimile or Electronic Transmission (a) the related Notice and Information to the related Buyer, the Disbursement Agent and the Custodian, and (b) copies of the Escrow Letters with respect to such Wet-Ink Mortgage Loans which are to be purchased to the Custodian.

(vi)  With respect to PM Funded Wet-Ink Mortgage Loans, prior to 3:00 p.m. (New York City time) on the requested Purchase Date (also a “Notice Date”), Seller shall deliver, by facsimile or Electronic Transmission (a) the related Notice and Information to the related Buyer, the Disbursement Agent and the Custodian, and (b) copies of the Escrow Letters with respect to such Wet-Ink Mortgage Loans which are to be purchased to the Custodian.

Notwithstanding anything herein to the contrary, in the event that more than 250 Mortgage Files are to be delivered on any Purchase Date, the Custodian shall have such additional time to complete its review of such Mortgage Files in excess of 250 as agreed between the Custodian and the Seller. In such event, the Seller shall deliver the Mortgage Files to the Custodian so that the Custodian shall have the time required to complete its review and issue the required Trust Receipts on the Purchase Date.

(b)  From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the Seller, or other documents with respect to a Mortgage Loan (such additional documents, “Additional Documents”), in accordance with the terms of the Repurchase Agreement, and upon receipt thereof, the Custodian shall hold such Additional Documents for the Buyers hereunder. The Custodian shall receive such Additional Documents, but shall not be required to review any such Additional Documents other than to determine that such Additional Documents appear on their face to be the documents required to be delivered.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the Seller shall deliver to the Custodian a copy thereof certified by the Seller, originating Lender, Settlement Agent, title company or escrow closing company as a true, correct and complete copy of the original which has been transmitted for recordation. The Seller shall deliver such original documents to the Custodian promptly when they are received if the related Mortgage Loan is then subject to this Custodial Agreement.

(c)  With respect to any Mortgage Loan, if the Custodian has identified such Mortgage Loan as having any Exception or if the Seller has knowledge of any Exception, the Seller shall promptly and diligently notify Buyers of any such Exception and shall promptly and diligently attempt to cure any such Exception.

(d)  The parties hereto acknowledge and agree that the Seller may cause The New York Mortgage Company, LLC, on Seller’s behalf, to deliver the Mortgage Files and the other documents required to be delivered hereunder to the Custodian and the other parties hereto.

Section 3.  Trust Receipt and Loan Schedule and Exception Report.

(a)  If the Custodian has received a Mortgage File for a Mortgage Loan identified on the Loan Schedule as provided in the preceding section, the Custodian shall review the documents required to be delivered pursuant to Section 2(a)(ii) above and Annex 16 and shall indicate on its records that Custodian maintains possession of such documents for Buyers hereunder.

(b)  Not later than 12:00 noon (New York City time) on each Purchase Date, with respect to Dry Mortgage Loans, and not later than 5:00 p.m. (New York City time) on each Purchase Date with respect to Wet-Ink Mortgage Loans, the Custodian shall deliver to the related Buyer, (i) in accordance with the delivery procedures set forth below in Section 3(e), a Trust Receipt in respect of all Loans (including Wet-Ink Mortgage Loans) sold to such Buyer on such Purchase Date and any prior Purchase Date and held by Custodian hereunder to such Buyer, (ii) via facsimile or Electronic Transmission, a Loan Schedule and Exception Report for Loans which are not Wet-Ink Mortgage Loans to the related Buyer, and (iii) via facsimile or Electronic Transmission, a detailed listing of all Wet-Ink Mortgage Loans to the related Buyer, Seller and Disbursement Agent, which shall be attached to the related Trust Receipt. Each Loan Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans delivered by Custodian to the related Buyer shall supersede and cancel the Loan Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans previously delivered by Custodian to the related Buyer hereunder, and shall replace the then existing Loan Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans to be attached to the Trust Receipt. In no event shall Custodian list any Loan on a Loan Schedule and Exception Report if Custodian has not yet reviewed the related Mortgage File.

(c)  (i)  With respect to Wet-Ink Mortgage Loans, the delivery of the Transaction Notice and Loan Schedule to the Custodian by the Seller shall be deemed to constitute required documents with respect to the related Wet-Ink Mortgage Loan (and shall be deemed to be a certification by such Seller that such Mortgage Loan is a Wet-Ink Mortgage Loan) and the Mortgage File shall not be required to be delivered with respect to such Wet-Ink Mortgage Loan on the related Purchase Date. Notwithstanding the foregoing, the Seller shall deposit with the Custodian the Mortgage File for such Wet-Ink Mortgage Loan as soon as possible and, in any event, within seven (7) Business Days after the date the Purchase is made with respect to such Wet-Ink Mortgage Loan. The Custodian shall notify the related Buyer within one (1) Business Day of the failure by the Seller to deliver any document by the time provided in the previous sentence.

(ii)  If the Custodian receives the Mortgage File with respect to Wet-Ink Mortgage Loans by 1:30 p.m. (New York City time) on a Business Day, the Custodian shall deliver the related Trust Receipt and Loan Schedule and Exception Report to the related Buyer, in accordance with Section 3(e) below, no later than 5:00 p.m. (New York City time) on that Business Day; provided that if the Custodian receives the Mortgage File after 1:30 p.m. (New York City time) on a Business Day, the Custodian shall make such delivery by no later than the following Business Day.

(iii)  The Seller hereby represents, warrants and covenants to Buyers and Custodian that the Seller and any person or entity acting on behalf of the Seller that has possession of any of the Mortgage File for such Wet-Ink Mortgage Loan prior to the deposit thereof with Custodian will hold such documents in trust for Buyers.

(d)  The delivery of each Trust Receipt and Loan Schedule and Exception Report to Buyers as provided below shall be the Custodian’s representation that, other than the Exceptions listed: (i) all documents in respect of such Mortgage Loan required to be delivered at such time pursuant to Section 2(a)(i), and (ii) of this Custodial Agreement, and the documents listed in Sections (i), (ii), (iii), (iv) and, (v) of Annex 16 (and if actually delivered to the Custodian, the documents listed at Sections (vi) - (xi) of Annex 16 ), have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan; (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the “Review Procedures”) and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement; and (iii) each Mortgage Loan identified in such Loan Schedule and Exception Report is being held by the Custodian as bailee for the Buyer and/or its designees pursuant to this Custodial Agreement.

(e)  The Custodian shall deliver each original Trust Receipt and Loan Schedule and Exception Report to Buyers at 60 Wall Street, New York, New York, 10005, Attention: Vincent D’Amore (telephone: (212) 250-7328) on each Purchase Date, or day that mortgage files are released following any sale of the related Mortgage Loan, by overnight delivery using a nationally recognized overnight delivery service at the Seller’s expense. Alternatively, a Trust Receipt and Loan Schedule and Exception Report may be delivered electronically to the related Buyers on the related Purchase Date; provided that the Custodian shall deliver the original Trust Receipt and Loan Schedule and Exception Report to the related Buyers by overnight mail pursuant to the preceding sentence. Each Trust Receipt and Loan Schedule and Exception Report subsequently delivered by the Custodian to Buyers shall supersede and cancel the Trust Receipt and Loan Schedule and Exception Report previously delivered by the Custodian to Buyers hereunder, and shall replace the then existing Loan Schedule and Exception Report and the then existing Trust Receipt; provided that any Trust Receipt issued in respect of Wet-Ink Mortgage Loans shall only supercede any Trust Receipt previously issued in respect of such Wet-Ink Mortgage Loans, any Trust Receipt issued in respect of Dry Mortgage Loans shall only supercede any Trust Receipt previously issued in respect such Dry Mortgage Loans.

(f)  In connection with any Trust Receipt and Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian makes no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Seller and Buyers hereby give the Custodian notice that from and after the Purchase Date, Buyers shall own (or, alternatively, have a security interest in) each Mortgage Loan identified on a Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Buyer that the Buyer no longer owns or has a security interest in such Mortgage Loan.

(g)  No later than 5:00 p.m. (New York City time) on each Business Day, Custodian shall also deliver to Seller and the related Buyer, by electronic transmission, a daily aging report setting forth such information with respect to the Purchased Loans as may be reasonably required by the related Buyer (the “Daily Aged Report”). Custodian shall monitor each Loan on a daily basis in order that all information set forth on the Daily Aged Report is accurate as of the time such Daily Aged Report is delivered. Disbursement Agent shall provide to Custodian all information in its possession that Custodian requires in order to complete and deliver each Daily Aged Report.

Section 4.  Obligations of the Custodian.

(a)  The Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of Buyers therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

(b)  With respect to the documents constituting each Mortgage File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, Buyers, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of Buyers, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by Buyers; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of Buyers, the Buyers’ written instructions shall control.

(c)  In the event that (i) a Buyer, the Seller or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law or any court order continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by Buyers which shall give a direction consistent with such determination. Expenses of the Custodian (including reasonable attorneys’ fees and related expenses) incurred as a result of such proceedings shall be borne by the Seller.

(d)  Buyers hereby acknowledges that the Custodian shall not be responsible for the validity of Buyers’ ownership interest or the validity and perfection of the Buyers’ security interest in the Purchased Loans under the Repurchase Agreement, other than the Custodian’s obligation to take possession of Mortgage Loans as set forth in Section 2 hereof.

(e)  During the term of this Custodial Agreement, if the Custodian discovers any nonconformity with the review criteria in Annex 4 with respect to any Mortgage File, the Custodian shall, by means of the Loan Schedule and Exception Report, give written or electronic specification of such nonconformity to Buyers and the Seller.

Section 5.  Release of Purchased Loans.

(a)  From time to time until the Custodian is otherwise notified in writing by an Authorized Representative of a Buyer (and a copy thereof shall be sent by Buyers to Seller), the Custodian is hereby authorized upon receipt of written request of the Seller to release Mortgage Files relating to Mortgage Loans in the possession of the Custodian to the Seller, or its designee, for the purpose of servicing or correcting documentary deficiencies relating thereto against a request for release of Mortgage Files and receipt (a “Request for Release and Receipt”) executed by the Seller in the form of Annex 5 hereto, which Request for Release and Receipt must also be executed by Buyers in the event that more than five (5) Mortgage Files would be released following such requested release. The Custodian shall not restrict such releases, but shall promptly notify Buyers of the occurrence of each such release of Mortgage Files and shall keep track of each such release of Mortgage Files. The Seller or its designee shall return to the Custodian each Mortgage File previously released by the Custodian within ten (10) calendar days after receipt thereof other than for any Mortgage Loan which has been paid in full by the related Mortgagor or any Mortgage Loan as to which the related Mortgage File has been released pursuant to Section 5(c) to an Acceptable Attorney pursuant to an Attorney’s Bailee Letter. The Seller hereby further represents and warrants to Buyers that any such request by the Seller for release of Purchased Loans shall be solely for the purposes set forth in the Request for Release and Receipt and that the Seller has requested such release in compliance with all terms and conditions of such release set forth in the Repurchase Agreement. Notwithstanding anything to the contrary contained in the foregoing, any request for release of Mortgage Notes shall be deemed to be a representation by the Seller (upon which the Custodian may rely) that such release is being requested only for the purpose of (i) ultimate sale or exchange or (ii) presentation, collection, renewal or registration of transfer.

(b)  (i)  From time to time until otherwise notified in writing by Buyers (and a copy thereof shall be sent by Buyers to Seller), the Custodian is hereby authorized upon receipt of written request of the Seller at least two (2) Business Days prior to the date of the anticipated sale, to release Mortgage Files in the possession of the Custodian to a third-party purchaser (subject to the written consent of Buyers if such third party purchaser is not an Approved Purchaser) for the purpose of resale thereof against a Notice of Sale and Request for Release executed by the Seller and Buyers (in their discretion) in the form of Annex 3 hereto. On such Notice of Sale and Request for Release, the Seller shall indicate the Mortgage Loans to be sold, such information to be provided in electronic medium acceptable to the Seller and the Custodian, the approximate amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, whether the shipment is made pursuant to the sale of the Mortgage Loans to a third party or pursuant to the formation of a mortgage pool supporting a mortgage-backed or asset-backed security (an “MBS”), and the preferred method and date of delivery. For the avoidance of doubt, under no circumstances shall any Buyer have any obligation to consent to any such Notice of Sale and Request for Release after the occurrence of a Default or an Event of Default.

(ii)  Any transmittal of a Mortgage File for a Mortgage Loan in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a Transmittal Letter substantially in the form attached hereto as Annex 12 duly completed by the Custodian and executed by the Custodian. Promptly upon receipt by Buyers of the full amount of the takeout proceeds (constituting not less than the “Payoff Amount”) with respect to such Mortgage Loan into the account set forth in such Transmittal Letter, Buyers shall notify the Custodian thereof in writing and Custodian shall reflect in its records the release and sale of such Mortgage Loan. Any Payoff Amount sent by a third-party purchaser of Mortgage Loans shall be sent to the account designated by Buyers.

(c)  (i)  From time to time until otherwise notified in writing by Buyers, which notice shall be given by Buyers only following the occurrence of an Event of Default (and a copy thereof shall be sent by Buyers to Seller), and as appropriate for the foreclosure of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release and Receipt from the Seller to send to an Acceptable Attorney copies or originals of the Mortgage Files listed in the Request for Release and Receipt. The Custodian shall not send to an Acceptable Attorney an original Mortgage File unless the Custodian shall have retained a complete and accurate copy of such Mortgage File. The Custodian may destroy any such copies retained upon receipt of written instructions from Buyers to destroy such copies. In accordance with the terms of the Attorney’s Bailee Letter, the Acceptable Attorney to whom such Mortgage Files are sent is instructed to acknowledge receipt of each such document by faxing to Buyers and the Custodian a list of such Mortgage Files confirming that such Acceptable Attorney is holding the same as bailee of Buyers under the applicable Attorney’s Bailee Letter, for receipt as soon as possible and in any event no later than three (3) Business Days following receipt thereof by such Acceptable Attorney. Buyers may, by written notice to the Custodian and the Seller, respectively, exclude any attorney-at-law with whom Buyers are not reasonably satisfied, from being an Acceptable Attorney. The Custodian shall promptly notify Buyers that it has released any Mortgage File to an Acceptable Attorney.

(ii)  In accordance with each Attorney’s Bailee Letter, no later than three (3) Business Days prior to the foreclosure of any Mortgage Loan, the Acceptable Attorney party thereto shall notify the Seller of the scheduled date of foreclosure of each such Mortgage Loan (the “Scheduled Foreclosure Date”), and of any subsequent changes to the Scheduled Foreclosure Date. The Seller hereby agrees in any event to promptly notify the Custodian and Buyer in writing upon completion of any foreclosure. On the date of foreclosure, such Mortgage Loan shall be deemed deleted from any Trust Receipt then outstanding.

(d)  From time to time until the Custodian is otherwise notified by Buyers, and with the prior written consent of Buyers (and a copy thereof shall be sent by Buyers to Seller), the Seller may substitute for one or more Eligible Mortgage Loans constituting the Purchased Loans one or more substitute Eligible Mortgage Loans having aggregate Purchase Prices equal to or greater than the Purchase Prices of the Mortgage Loans being substituted for, or obtain the release of one or more Mortgage Loans constituting Purchased Loans hereunder; provided that, after giving effect to such substitution or release, no Margin Deficit shall occur, which determination shall be made solely by the Buyer in accordance with the Repurchase Agreement. In connection with any such requested substitution or release, the Seller will provide notice to the Custodian and Buyers no later than 12:00 p.m. (New York City time), on the date of such request, specifying the Mortgage Loans to be substituted for or released and the substitute Mortgage Loans to be purchased in substitution therefor, if any, and shall deliver with such notice a revised Loan Schedule indicating any substitute Mortgage Loans. If the Custodian and Buyers have received notice in accordance with the preceding sentence, the Custodian will effect the requested substitution or release no later than 3:00 p.m. (New York City time), two (2) Business Days following the day on which such request was made after the Custodian has certified to Buyers on such Business Day that the matters set forth in Section 3(a) hereof with respect to any substitute Mortgage Loans are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the Seller that any substitute Mortgage Loans are eligible for purchase under the Repurchase Agreement and that after giving effect to such substitution or release, no Margin Deficit shall occur.

(e)  So long as no Event of Default has occurred and is continuing and to the extent written notice has been provided to the Custodian, the Custodian and Buyers shall take such steps as they may reasonably be directed from time to time by the Seller in writing, which the Seller deems necessary and appropriate, to transfer promptly and deliver to the Seller any Mortgage File in the possession of the Custodian relating to any Mortgage Loan previously purchased by Buyers but which the Seller, with the written consent of Buyers, has notified the Custodian has ceased to be subject to the terms of the Repurchase Agreement, or any Mortgage Loan in respect of which the Seller has paid the applicable Repurchase Price in full.

(f)  The Custodian shall provide a notice to Buyers as to any Mortgage Loan which (i) has been released to the Seller pursuant to Section 5(a) hereof in excess of ten (10) calendar days; (ii) has been released under Section 5(b) hereof under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release.

Section 6.  Fees and Expenses of Custodian.

The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Seller, the payment of which fees, together with the Custodian’s expenses incurred in connection herewith, shall be solely the obligation of the Seller. The failure of Seller to pay any such fees shall not excuse the performance by Custodian of any of its obligations hereunder. The obligations of the Seller under this Section 6 shall survive the termination of this Custodial Agreement and the resignation or removal of the Custodian.

Section 7.  Removal or Resignation of Custodian.

(a)  The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days’ prior written notice to the Seller and Buyers. Promptly after receipt of notice of the Custodian’s resignation, Buyers shall appoint, by written instrument, a successor custodian, subject to written approval by Seller (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Buyers, the Seller, the Custodian and the successor custodian. If the successor Custodian shall not have been appointed within 60 days of the Custodian’s providing such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor Custodian.

(b)  Buyers (with the consent of Seller, which consent shall not be unreasonably withheld), upon at least 30 days’ prior written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, Buyers shall appoint, by written instrument, a successor custodian, which appointment shall be reasonably acceptable to the Seller. One original counterpart of such instrument of appointment shall be delivered to each of the Buyers, the Seller, the Custodian and the successor custodian.

(c)  In the event of any such resignation or removal, the Custodian shall, promptly upon the simultaneous surrender of any outstanding Trust Receipts held by Buyer, transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Custodial Agreement. The cost of the shipment of Mortgage Files arising out of the resignation of the Custodian shall be at the expense of the Custodian unless such resignation is due to the nonpayment of its fees and expenses hereunder, in which case such expense shall be paid by the Seller; and any cost of shipment arising out of the removal of the Custodian by Buyers or the Seller for cause shall be at the expense of the Custodian. The cost of shipment arising out of the removal of the Custodian by Buyers or the Seller without cause shall be at the expense of the Seller. The Seller shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

Section 8.  Examination of Mortgage Files.

Upon reasonable prior notice to the Custodian (which shall be two (2) Business Days or such shorter period of time agreed to by the Custodian and Buyers) and upon reasonable terms and conditions and at the Seller’s expense, Buyers and each of its respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine, inspect, and make copies of the Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

Section 9.  Insurance of Custodian.

At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by institutions which act as custodian of assets substantially similar to the Purchased Loans and act in a collateral agent capacity. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae or Freddie Mac in the Applicable Guide. Upon request, Buyers or the Seller shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

Section 10.  Representations and Warranties.

The Custodian represents and warrants to Buyers that:

(a)  The Custodian is (i) a national banking association duly organized, validly existing and in good standing under laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement.

(b)  The Custodian has all requisite right, power and authority to execute and deliver this Custodial Agreement and to perform all of its duties as the Custodian hereunder.

(c)  The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action on the part of the Custodian, and neither the execution and delivery of this Custodial Agreement by the Custodian in the manner contemplated herein nor the Custodian’s performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Custodian.

(d)  Neither the execution and delivery of this Custodial Agreement by the Custodian, nor its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

(e)  This Custodial Agreement, when executed and delivered by the Custodian, will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

(f)  The Custodian is not an Affiliate of the Seller or Guarantor.

(g)  At all times the Custodian shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (x) a short-term, unsecured debt rated at least P-1 by Moody’s Investors Service, Inc. (or such lower rating as may be acceptable to Seller and Buyer) and (y) a short term deposit rating of at least A-1 from Standard & Poor’s Ratings Services (or such lower rating as may be acceptable to Seller and Buyer).

(h)  The Custodian shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition.

Section 11.  Statements.

Upon the request of Buyers or the Seller, the Custodian shall provide Buyers or the Seller, as applicable, with a list of all the Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Custodial Agreement. Such list shall be in the form of a Loan Schedule and Exception Report. Upon the request of Buyers, the Custodian shall provide Buyers with any reports or information reasonably requested by Buyers.

Section 12.  No Adverse Interest of Custodian.

By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

Section 13.  Indemnification of Custodian.

The Seller and Guarantor, jointly and severally, agree to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or caused by the negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after written request therefor by Buyers or the Seller in accordance with the terms and conditions of this Custodial Agreement; provided that (i) Custodian previously delivered to Buyers a Trust Receipt and a Loan Schedule and Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 5; and (iii) such document was held by the Custodian on behalf of the Seller or the Buyer, as applicable (a “Custodial Delivery Failure”), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Buyer or the Seller, upon request, a Lost Note Affidavit in the form of Annex 10 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Seller and Buyer in accordance with the succeeding paragraph of this Section 13. Notwithstanding the foregoing, in the event that the Custodian fails to produce a Mortgage Note with respect to a Mortgage Loan requested pursuant to Section 5(b) hereof which was not otherwise released by the Custodian pursuant to the terms of this Custodial Agreement, the Custodian shall then promptly (but no later than two (2) Business Days following such request) provide the Buyer or the Seller, as applicable, with a Lost Note Affidavit. In the event that such original Mortgage Note is subsequently found and delivered to the Buyers or the Seller, as applicable, such party shall return the Lost Note Affidavit to the Custodian. For the avoidance of doubt, the Custodian shall not release to the Seller any Mortgage Note or the related Mortgage File, unless the Buyers shall otherwise consent or direct, until the Buyer(s) have received the related Repurchase Price together with any and all other Obligations then due and payable, and the Buyers have so notified the Custodian.

The Custodian agrees to indemnify and hold the Buyer and Seller, and their and their respective present or former affiliates, directors, officers, employees, agents, representatives and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian’s negligence, lack of good faith or misconduct or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

Section 14.  Concerning the Custodian.

In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Custodial Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this Custodial Agreement.

The Custodian shall not be liable for any error of judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined by a court of competent jurisdiction that the Custodian was grossly negligent in ascertaining the pertinent facts.

The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Seller or Buyers given under this Custodial Agreement.

None of the provisions of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

The Custodian may consult with nationally recognized counsel and the written advice or any written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing of any paper with any parties hereto or any further act on the part of any of the parties hereto except where an instrument or transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 15.  Term of Custodial Agreement.

Promptly after written notice from Buyers of the termination of the Repurchase Agreement and payment in full of all amounts owing to Buyers thereunder, the Custodian shall deliver all documents remaining in the Mortgage Files to the Seller, and this Custodial Agreement shall thereupon terminate.

Section 16.  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Any demand, notice or communication hereunder shall be (i) sent by telecopy, (ii) delivered in person, (iii) transmitted by a recognized private (overnight) courier service, or (iv) by Electronic Transmission. The Custodian’s office is located at the address set forth on its signature page hereto, and each party hereto agrees to notify each other party if its address should change.

Section 17.  GOVERNING LAW.

THIS CUSTODIAL AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 18.  Authorized Representatives.

Each individual designated as an authorized representative of a Buyer or its successors or assigns, the Seller, the Guarantor and the Custodian, respectively (an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of Buyers, the Seller, the Guarantor and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7, 8 and 9 hereof, respectively. From time to time, Buyers, the Seller, the Guarantor or the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

Section 19.  Amendment.

This Custodial Agreement may be amended from time to time by written agreement signed by the Seller, Guarantor, Buyers and the Custodian.

Section 20.  Cumulative Rights.

The rights, powers and remedies of the Custodian and Buyers under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and Buyers by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Buyers’ ownership or security interest in the Purchased Loans.

Section 21.  Binding Upon Successors.

Subject to the provisions of Section 25, all rights of the Custodian, the Seller, Guarantor and Buyers under this Custodial Agreement shall inure to the benefit of the Custodian, the Seller, Guarantor and Buyers and their successors and permitted assigns.

Section 22.  Entire Agreement; Severability.

This Custodial Agreement and the other Program Documents contain the entire agreement with respect to the Purchased Loans among the Custodian, Buyers, Guarantor and the Seller. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 23.  Execution In Counterparts.

This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 24.  Tax Reports.

The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian’s compensation or for reimbursement of expenses.

Section 25.  Assignment.

This Agreement may not be assigned in whole or in part by Seller, Custodian or Guarantor without the prior written consent of Buyers. Buyers shall have free and unrestricted use of the Mortgage Loans and may engage in financing, repurchase, purchase and sale, sale, or similar transactions with the Mortgage Loans and otherwise pledge, repledge, transfer, hypothecate or rehypothecate the Mortgage Loans and all rights of Buyers under the Repurchase Agreement (and this Custodial Agreement) to any assignee designated by Buyers (each, an “Assignee”). The Seller hereby irrevocably consents to any such assignment. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Annex 11, the Custodian shall mark its records to reflect the pledge or assignment of the Mortgage Loans by Buyers to the Assignee. The Custodian’s records shall reflect the pledge or assignment of the Mortgage Loans by Buyers to the Assignee until such time as the Custodian receives written instructions from the Buyer with consent from the Assignee that the Mortgage Loans are no longer pledged or assigned by the Buyer to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Mortgage Loans, and that the Custodian is holding the Mortgage Loans, as custodian for, and for the benefit of, Buyers.

If at any time after a Buyer shall have made such an assignment or pledge, the Assignee shall deliver to the Custodian a notice in the form of Annex 18 to the Custodian of the Buyer’s default under an agreement between Buyer and Assignee relating to the financing by Assignee of the Buyer’s advances with respect to the Mortgage Loans (a “Default Notice”), Assignee may, subject to any limitations in any such agreement between Assignee and such Buyer, (i) require Custodian to act with respect to the related Mortgage Loans solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such Mortgage Loans for the exclusive use and benefit of Assignee, and (iii) assume the rights of the Buyer under this Agreement to furnish instructions to the Custodian as to the disposition of such Mortgage Loans and such rights shall be exercisable solely by Assignee. In adddition, within three (3) Business Days of Custodian’s receipt of such Default Notice executed by the Buyer and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. Custodian shall assume that any assignment from Buyer(s) to the Assignee is subject to no limitations that are not expressly set forth in this Agreement. Until such time as the Custodian receives a Default Notice that ther exists an event of default with respect to a pledge or assignment of its interest in the Mortgage Loans and Mortgage Files, the Custodian shall take directions solely from Buyer and shall have no responsibility or obligation to accept, achknowledge or act upon notice or communications from or otherwise deal in any way with such Assignee.

Section 26.  Transmission of Mortgage Files.

Prior to any shipment of any Mortgage Files, or other Mortgage Loan Documents hereunder, the Seller shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of Mortgage Files or other Mortgage Loan Documents in the performance of the Custodian’s duties hereunder. The Seller shall arrange for the provision of such services at its sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Mortgage Files or other Mortgage Loan Documents as the Seller deems appropriate. Without limiting the generality of the provisions of Section 13 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Seller, arising out of actions of the Custodian consistent with the instructions of the Seller. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service.

Section 27.  SUBMISSION TO JURISDICTION; WAIVERS.

EACH OF BUYER, SELLER, GUARANTOR AND CUSTODIAN HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER PROGRAM DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)  CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)  AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED;

(d)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(e)  WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER REPURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 28.   Confidentiality.

Custodian hereby acknowledges and agrees that (i) all written or computer-readable information provided by any Buyer or Seller regarding any Buyer or Seller and (ii) the terms of this Agreement and the Repurchase Agreement (the “Confidential Information”), shall be kept confidential and shall not be divulged to any Person other than the parties hereto without the related Buyer’s and Seller’s prior written consent except to the extent that (i) Custodian reasonably deems necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Confidential Information is in the public domain other than due to a breach of this covenant by Custodian, or (iii) to the extent that Custodian is required to disclose Confidential Information pursuant to the requirements of any legal proceeding, Custodian shall notify each Buyer and Seller within one (1) Business Day of its knowledge of such legally required disclosure so that each Buyer or Seller may seek an appropriate protective order and/or waive Custodian’s compliance with this Agreement. Notice shall be both by telephone and in writing. In the absence of a protective order or waiver, Custodian may disclose the relevant Confidential Information if, in the written opinion of its counsel, failure to disclose such Confidential Information would subject Custodian to liability for contempt, censure or other legal penalty or liability.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

NYMC MORTGAGE LOAN CORPORATION, as Seller By: /s/ Steven B. Schnall Name: Steven B. Schnall Title: Chief Executive Officer
Address for Notices for the Seller:

1301 Avenue of the Americas
7th Floor
New York, New York 10019
Attention: Chief Executive Officer
Telephone No.: (212) 634-9400
Facsimile No.: (212) 655-6269

With a copy to:
Attention: General Counsel
Contact information as above.

NEW YORK MORTGAGE TRUST, INC., as Guarantor By: /s/ Steven B. Schnall Name: Steven B. Schnall Title: Chief Executive Officer
Address for Notices for the Guarantor:

1301 Avenue of the Americas
7th Floor
New York, New York 10019
Attention: Chief Executive Officer
Telephone No.: (212) 634-9400
Facsimile No.: (212) 655-6269

With a copy to:
Attention: General Counsel
Contact information as above

LASALLE BANK NATIONAL ASSOCIATION, as Custodian By: /s/ Mark J. Jerva Name: Mark J. Jerva Title: Vice President
Address for Notices for the Custodian:

LaSalle Bank NA
Collateral Services
Attn: Mark J. Jerva
2571 Busse Rd. Suite 200
Elk Grove Village, IL 60007
Telephone No.: 847-766-6421
Facsimile No.: 847-766-3456

DB STRUCTURED PRODUCTS, INC., as Buyer By: /s/ Vincent D'Amore Name: Vincent D'Amore Title: Authorized Signature By: /s/ Frank Byrne Name: Frank Byrne Title: Managing Director	Address for Notices for the Buyers: 60 Wall Street New York, NY 10005 Attention: Vincent D’Amore Telephone No.: (212) 250-7328 Facsimile No.: (212) 797-5160

ASPEN FUNDING CORP., as Buyer By:___________________________________ Name:_________________________________ Title:__________________________________
NEWPORT FUNDING CORP., as Buyer By:___________________________________ Name:_________________________________ Title:__________________________________

Annex 1
to Custodial Agreement

REQUIRED FIELDS FOR LOAN SCHEDULE

Global Asset Securitization
Asset-Backed Securities
Field List

***All Contracts***	***Variable Rate Contracts***
Loan Id	Gross Margin
Borrower Name	Minimum Rate
Property Street Address	Maximum Rate
Property City	Lifetime Rate Cap
Property State	Lifetime Rate Floor
Property Zip Code	Initial Periodic Rate Cap
Property County	Subsequent Periodic Rate Cap
Original Balance	Periodic Rate Floor
Current Balance	Periodic Payment Cap
Property Value	Negative Amortization Flag
Sales Price / BPO	Negative Amortization Cap
Original P&I	Initial Rate Teaser Period
Current P&I	Initial Payment Teaser Period
Payment Frequency	Rate Adjustment Period
Original Coupon	Payment Adjustment Period
Current Coupon	First Rate Adjustment Date
As-of / Cut-Off Date	First Payment Adjustment Date
Origination Date	Next Rate Adjustment Date
First Payment Date	Next Payment Adjustment Date
Maturity Date	Months to Next Rate Adjustment
Paid Thru Date or Next Payment Due Date	Months to Next Payment Adjustment
Original Term
Stated Remaining Term
Seasoning
Original Subject LTV
Current Subject LTV
Original Combined LTV (if any 2nd Liens)
Current Combined LTV (if any 2nd Liens)
Simultaneous Second (Y/N)
Senior Balance (if junior lien)
Junior Balance (if loan has simultaneous second)
Adjustment Type (Fixed or Adjustable)
Index Type (6 Month Libor, 1 Year CMT, etc.)
Product Type (6 month ARM, 2/28, 3/27, etc.)
Property Type
Number of Units
Occupancy Type
Purpose

Documentation Level
Lien Position
Balloon Flag
PMI Company
PMI Coverage Level
Lender Paid MI (Y/N)
PMI Fee
Prepayment Penalty Term
Prepayment Penalty Number of Months Interest
Prepayment Detail
High Cost (Section 32) Loan
Delinquency Status
FICO or Credit Score
Credit Grade
Days Delinquent
Times 30 Days Delinquent over Last 1 Year
Times 60 Days Delinquent over Last 1 Year
Times 90 Days Delinquent over Last 1 Year
12 Months Pay History
Front Debt to Income Ratio
Back Debt to Income Ratio
MERS Identification Number if applicable

Annex 1-A
To Custodial Agreement

REQUIRED FIELDS FOR LOAN SCHEDULE
WITH RESPECT TO WET-INK MORTGAGE LOANS

Field Name	Description
Loan Id	Client Loan Identification number right justified
Lname	Primary Borrower Name (Last, First)
LNAmount	Original Face Amount of Note
BankName	Name of Receiving Bank
Faddress	Funding Address
Fcity	Funding City
Fstate	Funding State
Filler1	1419663
AcctName	Account Name of Beneficiary
AcctPhone	Phone Number of Beneficiary
AcctAddress	Address of Beneficiary
ABANum	ABA Number
FundAmt	Wire Amount or Check Amount
Fundtext	Customer Account Number
FEFFDate	Funding Effective Date
FundRef	DB Disbursement A/C #
FNAME2	2nd fund wire Name
FCITY2	2nd fund wire City
MERS Identification Number	Number provided by MERS
Settlement Agent	Name of Settlement Agent

Annex 2
to Custodial Agreement

[WET-INK MORTGAGE LOAN][DRY MORTGAGE LOAN] TRUST RECEIPT

Overnight Courier Tracking No.______
# of Loans:_______
Original Quantity $____
Product Type ______

DB Structured Products, Inc.
Aspen Funding Corp.
Newport Funding Corp.
60 Wall Street
New York, NY 10005
Attention: Vincent D’Amore

Re:
Custodial Agreement, dated as of December 13, 2005 (the “Custodial Agreement”), among NYMC Loan Corporation, as Seller, New York Mortgage Trust, Inc., LaSalle Bank National Association, as Custodian, and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”).

Ladies and Gentlemen:

In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement, or if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement, dated as of December 13, 2005 among the Seller, the Guarantor and the Buyers (the “Repurchase Agreement”)), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 3 of the Custodial Agreement, subject to the limitation set forth in Section 3(b) of the Custodial Agreement.

The delivery of this Trust Receipt and attached Loan Schedule and Exception Report evidences that, other than the Exceptions listed as part of the Exception Report (i) the Custodian has reviewed all documents required to be delivered in respect of each Mortgage Loan listed herein pursuant to [FOR DRY LOANS: [Sections 2(a)(i) and (ii)]] [FOR WET-INK LOANS: [Sections 2(a)(iii) - (vi)]] of this Custodial Agreement [FOR DRY LOANS: [and the documents listed in Sections (i), (ii), (iii), (iv) and (v) of Annex 16 (and if actually delivered to the Custodian the documents listed in Sections (vi) - (xi of Annex 16)] [FOR WET-INK LOANS; [ and the document listed in Section (xii) of Annex 16 (and if actually delivered to the Custodian the documents listed in Section (i) - (xi) of Annex 16] and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) the Custodian is holding each Mortgage Loan identified on the Loan Schedule and Exception Report attached hereto, pursuant to the Custodial Agreement, as the bailee of and custodian for the Buyer and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in Section 3(a) of the Custodial Agreement and the Review Procedures.

The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

On each date the Custodian delivers to the Buyer a Trust Receipt, it shall supersede the Trust Receipt, previously delivered by the Custodian to the Buyer hereunder. The most recently delivered Trust Receipt, shall control and be binding upon the parties hereto.

THIS TRUST RECEIPT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS TRUST RECEIPT OR ANY INTEREST HEREIN WITHOUT REGISTRATION HEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

LASALLE BANK NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:

Annex 3
to Custodial Agreement

FORM OF NOTICE OF SALE AND REQUEST FOR RELEASE

Date: __________, ____

The undersigned, NYMC Loan Corporation (the “Seller”), hereby provides notice of the proposed sale of the below referenced mortgage loans to ____________________ (the “Approved Purchaser”). Such Mortgage Loans have previously been delivered to LASALLE BANK NATIONAL ASSOCIATION acting as agent, bailee and custodian (in such capacity “Custodian”) for the exclusive benefit of [DB STRUCTURED PRODUCTS, INC.] [ASPEN FUNDING CORP.] [NEWPORT FUNDING CORP.] (the “Buyer”) pursuant to the Custodial Agreement dated as of December 13, 2005 made by and among the Seller, New York Mortgage Trust, Inc. (the “Guarantor”), the Custodian and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”). The closing date for such sale is [________, ____] and the anticipated purchase proceeds to be paid to the Buyer directly is $[___________] (if amount is zero, remaining Purchased Loans are sufficient to not result in a Margin Deficit).

The Seller requests release from the Custodian of the following described documentation for the identified Mortgage Loans, possession of which shall be delivered to the Approved Purchaser in connection with the sale thereof.

Mortgagor Name	Loan Number	Note Amount	Loan Document Delivered

Please send the referenced documentation to:

[NAME OF APPROVED PURCHASER]
[ADDRESS]
[TELEPHONE]
[ATTENTION:]

Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex 12.

Capitalized terms not otherwise defined herein are defined in that certain Master Repurchase Agreement (the “Repurchase Agreement”), dated as of December 13, 2005, among the Sellers, the Guarantor and the Buyers.

[_____________]

By:
Name:
Title:

Acknowledged and Consented to as of this __ day of ________, 200 :

DB STRUCTURED PRODUCTS, INC.

By:___________________________________
Name:_________________________________
Title:__________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

ASPEN FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

NEWPORT FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

Annex 4
to Custodial Agreement

REVIEW PROCEDURES

This Annex sets forth the Custodian’s review procedures for each item listed below delivered by the Seller pursuant to the Custodial Agreement (the “Agreement”) to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

1.    The Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2(b) of the Agreement, that such copies bear a reproduction of such signature.

2.    The amount of the Mortgage Note is the same as the amount specified on the related Mortgage and Mortgage Loan Schedule.

3.    The original mortgagee is the same as the payee on the Mortgage Note.

4.    The Mortgage contains a legal description other than address, city and state on the first page and has evidence of recording thereon; provided that Custodian shall have no responsibility for the accuracy or completeness of such legal description.

5.    The notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

6.    None of the original Mortgage Note, the copy of the Mortgage delivered pursuant to the Repurchase Agreement, or the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer or any other alterations which appear irregular on their face, or if altered, such alterations have the initials of the person(s) named as the Mortgagor.

7.    The Mortgage Note is endorsed in blank by the original payor or the last endorsee.

8.    Each original Assignment of Mortgage in blank and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2(b) of the Agreement with respect to intervening Assignments of Mortgage, that such copies appear to bear a reproduction of such signature or signatures and such copies have been certified by an officer of the Seller, a title company or escrow closing company as true, complete and correct copies of any originals, and the intervening Assignments of Mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to the Seller or, in the case of a MERS Designated Mortgage Loan to MERS.

9.    The date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be.

10.    The notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

11.    Based upon a review of the Mortgage Note, the Mortgage Loan number, the Mortgagor’s name, the address of the Mortgaged Property, the original amount of the Mortgage Note, the original mortgage interest rate, the date of the Mortgage Note, the first payment date and the maturity date and any other fields as mutually agreed upon as set forth in the Loan Schedule delivered by the Seller to the Custodian are correct.

12.    The Mortgage File contains the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage) or attorney’s opinion of title.

13.    In the event that any of the Loans are MERS Designated Mortgage Loans, with respect to each MERS Designated Mortgage Loan, Custodian shall verify the “MERS Identification Number” by comparing such MERS Identification Number to the information in the Mortgage/deed of trust. Custodian will rely solely on the information provided by the Electronic Agent which information will be provided to the Custodian in accordance with the Electronic Tracking Agreement.

In the case of Wet-Ink Mortgage Loans, with respect to which seven (7) or fewer Business Days have passed from the related Purchase Date, the review procedures shall be as follows:

1.    To the extent any items listed in Annex 16 are available, the procedures set forth above.

2.    To the extent the items listed in Annex 16 are not available, the original Transaction Notice with a loan listing attached has been received and matches the facsimile copy previously delivered.

3.    The Escrow Letter is present.

4.    Based upon a review of the Escrow Letter, the loan amount, loan number (if available), property address and closing agent’s name each match the information listed in the corresponding field in the Loan Schedule.

Annex 5
to Custodial Agreement

REQUEST FOR RELEASE AND RECEIPT

Date: __________, ____

The undersigned, NYMC Loan Corporation (the “Seller”), acknowledges receipt from LASALLE BANK NATIONAL ASSOCIATION acting as bailee of, and custodian for, (in such capacity, the “Custodian”) the exclusive benefit of [DB STRUCTURED PRODUCTS, INC.] [ASPEN FUNDING CORP.] [NEWPORT FUNDING CORP.] (the “Buyer”) (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of December 13, 2005 (the “Custodial Agreement”) or if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement dated as of December 13, 2005 among the Seller, New York Mortgage Trust, Inc., as Guarantor and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”) (the “Repurchase Agreement”)), of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to the Seller solely for the purpose referenced below:

Mortgagor Name	Loan Number	Note Amount	Mtg. Loan Document

Reason for Requesting File (check one)

_____ 1.    Mortgage Loan Paid in Full.

_____ 2.    Correction of Document Deficiencies.

_____ 3.    Mortgage Required for Servicing.

_____ 4.    Foreclosure.

_____ 5.    Other [Describe].

If item 2, 3, 4 or 5 is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Purchased Loans hereinabove described and in the proceeds of said Purchased Loans has been granted to the Buyer pursuant to the Repurchase Agreement.

If item 2, 3, 4 or 5 is checked, in consideration of the aforesaid delivery by the Custodian, the Seller hereby agrees to hold said Purchased Loans in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Purchased Loans to the Custodian no later than the close of business on the tenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

This request also constitutes a trust receipt. Seller herby promises and declares to the Custodian and the Buyers that Seller will safeguard and hold the Purchased Loans shipped to Seller pursuant to this request in trust, and as agent and bailee, for the Buyers and the Buyers shall continue to have and Seller will defend, a first and prior security interest in all such Purchased Loans pursuant to the Repurchase Agreement.

Please deliver the requested file to [ADDRESS], Attention: _____________, via overnight courier.

[_____________]

By:
Name:
Title:

[In the event that more than 5 Mortgage Files are being released.]

Acknowledged and Consented to as of this __ day of ____________, 200_:

DB STRUCTURED PRODUCTS, INC.

By:___________________________________
Name:_________________________________
Title:__________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

ASPEN FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

NEWPORT FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

Documents returned to Custodian:

______________________________________

By:___________________________________
  Name:
  Title:

Date:__________________________________

Annex 6
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF BUYERS

DB STRUCTURED PRODUCTS, INC.:

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

ASPEN FUNDING CORP.:

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

NEWPORT FUNDING CORP.:

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

Annex 7
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

Annex 8
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF GUARANTOR

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

Annex 9
to Custodial Agreement

AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name	Specimen Signature

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

__________________________________	__________________________________

Annex 10
to Custodial Agreement

FORM OF LOST NOTE AFFIDAVIT

I, as ___________________________ (title) (hereinafter called “Deponent”) of LASALLE BANK NATIONAL ASSOCIATION (the “Custodian”), am authorized to make this Lost Note Affidavit (this “Affidavit”) on behalf of the Custodian. In connection with the administration of the Mortgage Loans held by the Custodian on behalf of [DB STRUCTURED PRODUCTS, INC.] [ASPEN FUNDING CORP.] [NEWPORT FUNDING CORP.] (the “Buyer”), Deponent being duly sworn, deposes and says that:

1.    Custodian’s address is:

______________________
______________________

2.    Custodian previously delivered to the Buyer a Loan Schedule and Exception Report and an Exception Report with respect to that certain Mortgage Note made by ________, in favor of ________ in an original principal balance of $_______, secured by a Mortgage on a property located at ___________, which did not indicate such Mortgage Note is missing;

3.    Such Mortgage Note was assigned or sold to the Buyer by [_____________] pursuant to the terms and provisions of a Master Repurchase Agreement dated and effective as of December 13, 2005;

4.    Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

5.    Aforesaid Mortgage Note (hereinafter called the “Original”) has been lost;

6.    Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

7.    The Custodian was the Custodian of the Original at the time of loss;

8.    Deponent agrees that, if said Original should ever come into Custodian’s possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Buyer;

9.    Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by [_____________], or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage Note is recorded at __________________;

10.    Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the Buyer, its successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any Buyer with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the “Losses”), and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals

11.    This Affidavit is intended to be relied on by the Buyer, its successors, and assigns and the Custodian represents and warrants that it has the authority to perform its obligations under this Affidavit.

EXECUTED THIS ____ day of _______, ____, on behalf of the Custodian by:

___________________________________
Signature

___________________________________
Typed Name

On this _________ day of _______________________, ____, before me appeared ____________________________________________, to me personally known, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

_____________________________________
Notary Public in and for the
State of ____________________________.

My Commission expires: _______________.

Annex 11
to Custodial Agreement

NOTICE OF ASSIGNMENT

To: [_____________]

From: ___________________________________
Date: ___________________________________

You are hereby notified that as of [date] the undersigned has assigned all of its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto to [Assignee’s name and address]. You are hereby instructed to hold such Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of December 13, 2005 (the “Custodial Agreement”), among NYMC Loan Corporation (the “Seller”), New York Mortgage Trust, Inc. (the “Guarantor”), LaSalle Bank National Association (the “Custodian”) and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”), for the sole and exclusive benefit of [name of Assignee] subject to the terms of the Custodial Agreement by which [name of Assignee] hereby agrees to be bound.

When you have received written instructions from the Buyer with the Assignee’s consent thereon that the Mortgage Loans are no longer assigned by the Buyer to the Assignee, you shall change your records to reflect the release of the pledge of the Mortgage Loans and that you are holding the Mortgage Loans as custodian for, and for the benefit of, the Buyer.

DB STRUCTURED PRODUCTS, INC., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

Date:

ASPEN FUNDING CORP., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

Date:

NEWPORT FUNDING CORP., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

Date:

[NAME OF ASSIGNEE]

By:___________________________________
Name:_________________________________
Title:__________________________________

Date:

Annex 12
to Custodial Agreement

(THIRD PARTY) TRANSMITTAL LETTER

[Custodian Letterhead]

[Approved Purchaser]
__________________________
__________________________

Re: ______________________________

Ladies and Gentlemen:

Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by _______________ and are being delivered to you for purchase.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Custodial Agreement dated as of December 13, 2005, by and among NYMC Loan Corporation (the “Seller”), New York Mortgage Trust, Inc. (the “Guarantor”), LaSalle Bank National Association (the “Custodian”) and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”), and if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement (the “Repurchase Agreement”), dated as of December 13, 2005, among the Sellers, the Guarantor and the Buyers.

The Mortgage Loans comprise a portion of the “Purchased Loans.” Each of the Mortgage Loans is subject to an ownership and/or security interest in favor of the Buyer, which security interest shall be automatically released upon remittance of the purchase price for such Mortgage Loan (the “Payoff Amount”) by wire transfer to the following account:

WIRE INSTRUCTIONS:

[Bank Name:
City, State:

ABA #:
Account #:

Account Name:
Attention:  ]

Pending the purchase of each Mortgage Loan and until the Payoff Amount is received, the aforesaid ownership and/or security interest therein will remain in full force and effect, and you shall hold possession of such Purchased Loans and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Buyer. In the event that any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any Mortgage Loan be returned to, or sales proceeds remitted to, the Seller. The Mortgage Loan must be so returned or Payoff Amount remitted in full no later than ten (10) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

______________________
as Custodian

By:___________________________________
Name:_________________________________
Title:__________________________________

Address: ___________________
  ___________________

DB STRUCTURED PRODUCTS, INC.

By:___________________________________
Name:_________________________________
Title:__________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

ASPEN FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

NEWPORT FUNDING CORP.

By:___________________________________
Name:_________________________________
Title:__________________________________

RECEIPT ACKNOWLEDGED:

[APPROVED PURCHASER]

By________________________
Name:
Title:
Date: ________________

Annex 13
to Custodial Agreement
ATTORNEY’S BAILEE LETTER
[Letterhead of Seller]

________ __, ____

Name of Attorney
[Address]

Custodian:	LaSalle Bank National Association 2571 Busse Rd, Suite 200 Elk Grove Village, IL 60007 Attention: Mark Jerva Facsmile No.: (847) 766-3456 Telephone No.: (847) 766-6421
Buyer:	DB Structured Products, Inc. Aspen Funding Corp. Newport Funding Corp. 60 Wall Street New York, NY 10005 Attention: Vincent D’Amore Facsmile No.: (212) 797-5160 Telephone No.: (212) 250-7328	Seller:	NYMC Loan Corporation 1301 Avenue of the Americas 7th Floor New York, NY 10019 Attn: Chief Executive Officer Facsimile: (212)655-6269 Telephone: (212) 634-9400

Dear Sir or Madam:

From time to time, we, NYMC Loan Corporation (the “Seller”), will send to you (or have sent to you) mortgage loans for which you have agreed to commence and prosecute a foreclosure action. In connection with such foreclosure activities, [copies of]1  one or more of the documents evidencing or otherwise relating to such mortgage loans (“Documents”) will be delivered to you.

[DB Structured Products, Inc.] [Aspen Funding Corp.] [Newport Funding Corp.] (the “Buyer”), has financed the sale to us or origination of such mortgage loans, and with such sale or origination we granted an ownership and/or security interest in the Documents referred to below and the mortgage loans to which such Documents relate to the Buyer. LaSalle Bank National Association (the “Custodian”) is acting as custodian for the Buyer in connection with the Documents.

Whenever we send you Documents to be covered by this letter agreement, we will send such Documents to you under a transmittal letter identifying the specific documents delivered, and the mortgage loan(s) to which they relate, with a space at the end of the letter for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of any such Documents, you hereby agree to fax to the Buyer and the Custodian, no later than three (3) Business Days after your receipt thereof, our transmittal letter, signed in the acknowledgment space by you, pursuant to which you (i) acknowledge receipt of the Documents listed in the transmittal letter, and (ii) acknowledge that with respect to such listed documents you are acting as bailee of the Buyer in accordance with the terms of this Attorney’s Bailee Letter.

1    For Acceptable Attorneys to whom copies of the Documents are sent.

By signing this letter agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by the Buyer or the Custodian, any Documents delivered to you as described above will be held by you as bailee for the Buyer, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related mortgage loans, (c) you agree that you will commence and diligently prosecute foreclosure proceedings with respect to the mortgage loan to which any such Documents relate and (d) you certify that if either you or your law firm has any security interest in the Documents or the mortgage loan to which those Documents relate you agree to waive any interest you or your firm may acquire therein at any time, whether arising pursuant to law or otherwise or to refuse delivery of such Documents and return them immediately to the Custodian.

The Seller and the Buyer hereby irrevocably instruct you that any Documents in your possession are to be held by you as bailee for the Buyer, as provided herein until they are returned to the Custodian at the address noted above together with a copy of this letter agreement; provided that if the Buyer or the Custodian notifies you that the Buyer’s interest in any of above-referenced mortgage loans has been released or did not attach (the “Release Notice”), from the date of such Release Notice you will hold the Documents relating to such mortgage loan (and no others) as bailee for the Seller, in which case you will follow the Seller’s instructions regarding such Documents, and such Documents shall be released to the Seller at the address noted above, or its designee, upon conclusion of the foreclosure action, instead of returning them to the Custodian; and provided further that prior to the date of any Release Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from the Buyer or the Custodian which do not comport with instructions you may have received from the Seller, including, without limitation, instructions to deliver the Documents to the Custodian, the Buyer or any other person or entity, you shall abide by the instructions of the Custodian or Buyer.

You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice or any inquiry from any other person or entity of or with respect to any interest in the Documents or the related mortgage loan and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of the Buyer therein.

This letter agreement supersedes any letter agreement or other agreement or arrangement that may exist between you and the Seller. Notwithstanding any contrary understanding with you, the Seller or any other person or entity, or any instructions to you from the Seller, the Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous letter agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

Because time is of the essence, please promptly sign and date the enclosed copy of this letter agreement and return it via overnight delivery service to the Custodian at the above address and via telecopier, send a copy of this executed letter agreement to the Seller. It is important that the Custodian receive a copy of this letter agreement executed by you. Thank you for your cooperation in assisting us with this project.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Very truly yours,

NYMC LOAN CORPORATION, Seller

By:___________________________________
Name:_________________________________
Title:__________________________________

DB STRUCTURED PRODUCTS, INC., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

ASPEN FUNDING CORP., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

NEWPORT FUNDING CORP., Buyer

By:___________________________________
Name:_________________________________
Title:__________________________________

ACKNOWLEDGED AND AGREED:

By:___________________________________

Print Name:_____________________________

Date:__________________________________

Rider A
[Letterhead of _____________________]

________________ ___, _____

Name of Attorney
[Address]

Re:	Mortgagor:
Address of Property:
Loan Number:

Dear ___________________:

We refer to that certain letter (the “Attorney’s Bailee Letter”), dated ________________, ____, from us to you and signed by us and by DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”), describing the terms under which you agreed to hold certain mortgage loan documents to be sent to you from time to time under the Attorney’s Bailee Letter.

The following documents evidencing or otherwise relating to the above-referenced mortgage loans (collectively, the “Documents”) are being sent to you under cover of this letter for the purpose of commencement and prosecution of a foreclosure action:

[LIST ONLY THOSE DOCUMENTS THAT ARE BEING SENT]

(i)	The [original] [copy of the] Mortgage Note.

(ii)	The [original] [copy] of the guarantee executed in connection with the Mortgage Note.

(iii)	The [original] [copy of the] Mortgage with evidence of recording thereon, or a certified copy thereof.

(iv)	The [originals] [copies] of all assumption, modification, consolidation or extension agreements (if any) with evidence of recording thereon, or certified copies thereof.

(v)	An [original] [copy of the] Assignment of Mortgage to “LaSalle Bank National Association, as Custodian”.

(vi)	The [originals] [copies] of [identify any particular] intervening assignments of mortgage with evidence of recording thereon, or certified copies thereof.

(vii)
The [original] [copy of the] [attorney’s opinion of title and abstract of title] or [the original mortgagee title insurance policy], [or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the mortgagee title insurance policy [as marked by the title company or its authorized agent]], [or the preliminary title report for appropriate jurisdictions].

(viii)	The [original] [copy] of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

(ix)	The [original] [copy of the] power of attorney or other authorizing instrument [with evidence of recording thereon].

(x)	[Identify any other documents which may be sent].

Please sign this letter in the space provided below to indicate your acknowledgment of receipt of the documents listed above with respect to the mortgage loan(s) identified above, and to confirm that you will hold such documents as bailee for the Buyer under and in accordance with the terms of the Attorney’s Bailee Letter. As required by the Attorney’s Bailee Letter, please fax to the Buyer and the Custodian (with a copy to us), a copy of this letter signed by you, not later than three (3) business days after your receipt of this letter. We appreciate your cooperation.

Sincerely yours,

_________________________________
By:
Name:
Title:

ACKNOWLEDGMENT:

I acknowledge receipt of the Documents as listed above in this letter and of notice of the ownership and/or security interests in such documents described in the Attorney’s Bailee Letter referred to above. I confirm the certifications made by me in the Attorney’s Bailee Letter with respect to such documents and agree to act as bailee for the Buyer with respect to such documents on the terms set forth in the Attorney’s Bailee Letter and to comply in all other respects with the terms of the Attorney’s Bailee Letter.

Print Name:

Date:

Annex 14
to Custodial Agreement

Exception Codes

0021	TYPED NAME AND/OR TITLE IS MISSING OR INCORRECT
0201	DATE IS MISSING OR INCORRECT
0202	FIRST ADJUST DATE IS MISSING OR INCORRECT
0203	AMOUNT IS INCORRECT
0204	MORTGAGE MARGIN IS MISSING OR INCORRECT
0205	ARM INDEX IS MISSING OR INCORRECT
0206	ARM ANNUAL CAP IS MISSING OR INCORRECT
0207	ARM LIFE CAP IS MISSING OR INCORRECT
0208	ARM FLOOR IS MISSING OR INCORRECT
0209	I/O PERIOD FROM I/O ADDENDUM IS MISSING OR INCORRECT
0210	I/O PYMT FROM I/O ADDENDUM IS MISSING OR INCORRECT
0211	PENALTY PD FROM PREPYMT ADDENDUM IS MISSING OR INCORRECT
0212	LATE CHARGE (DAY&%) AS "DAYS/%" IS MISSING OR INCORRECT
0213	ARMADJ DATE IS MISSING OR INCORRECT
0214	INITIAL CAP IS MISSING OR INCORRECT
0215	ARMLOOKBACK IS MISSING OR INCORRECT
0216	ARM ROUND PERCENTAGE IS MISSING OR INCORRECT
0217	PREPAYMENT NOTE ADDENDUM IS MISSING
0218	INTEREST ONLY ADDENDUM IS MISSING
0219	COMPLETE DATA NOT RECEIVED
0409	PROPERTY ADDRESS IS MISSING OR INCORRECT
0410	ZIP CODE IS INCORRECT
0411	MISC. INFORMATION
0700	SIGNATURE IS MISSING OR INCORRECT
0702	DOCUMENT IS MISSING
0703	BAILEE LETTER IS MISSING
0804	LENDER NAME IS MISSING OR INCORRECT
1000	STOCK POWER NOT EXECUTED IN BLANK
1604	ASSIGNEE IS MISSING OR DOES NOT AGREE WITH NOTE ENDORSEMENT
1605	ASSIGNOR IS MISSING OR DOES NOT AGREE WITH NOTE ENDORSEMENT
1608	REC. INFORMATION OR LEGAL DESC. IS MISSING OR DOES NOT AGREE
1613	ORIGINAL MORTGAGE AMOUNT IS MISSING OR INCORRECT
1614	MIN NUMBER IS MISSING ON MORTGAGE OR DEED OF TRUST
1615	MERS REGISTRATION NOT VERIFIED
1616	COPY OF RECORDED DOCUMENT IN FILE
1617	MIN NUMBER IS INCORRECT
1619	ORIGINAL IN FILE BUT NOT RECORDED
2309	NOTARY INFORMATION IS MISSING OR INCORRECT
2517	CORPORATE SEAL IS MISSING
2706	LOAN AMOUNT- ALPHA AND NUMERIC ARE MISSING OR DO NOT AGREE
2709	INTEREST RATE- ALPHA AND NUMERIC ARE MISSING OR DO NOT AGREE
3114	CASE NUMBER IS INCORRECT
3115	RIDER(S) REFERENCED HEREIN NOT ATTACHED
3303	INTEREST RATE IS MISSING OR INCORRECT

3307	MONTHLY P&I IS MISSING OR INCORRECT
3310	CANCELLED ENDORSEMENT NOT INITIALED
3311	ENDORSEMENT(S) IS NOT SIGNED
3312	ENDORSEMENT(S) IS MISSING OR INCORRECT
3313	ENDORSEMENT(S) IS INCOMPLETE
3314	ENDORSEMENT TO TRUSTEE IS MISSING
3316	ENDORSEMENT LENDER NAME IS MISSING OR INCORRECT
3317	TYPING CORRECTIONS NOT INITIALED BY BORROWERS
3319	EXTRA ENDORSEMENT SHOULD BE CANCELLED
3406	DATE OF FIRST PAYMENT IS INCORRECT
3407	MATURITY DATE IS INCORRECT
3510	COPY ONLY IN FILE
3511	IMAGE ONLY
4182	LEGAL DESCRIPTION IS MISSING
4301	ASSIGNMENT IS NOT IN RECORDABLE FORM
4901	TITLE COMMITMENT OR PRELIMINARY REPORT IN FILE
4906	SCHEDULE A MTG. DESCRIPTION HAS INCORRECT MORTGAGE AMOUNT
4907	SCHEDULE A MTG DESCRIPTION HAS INCORRECT DATE OF MORTGAGE
4911	SCHEDULE A MTG DESCRIPTION HAS INCORRECT RECORDING DATE
4920	INSURED AMOUNT DOES NOT MATCH ORIGINAL AMOUNT ON MORTGAGE
4921	AGENT SIGNATURE MISSING ON TPOL
5307	CERTIFIED COPY OF DOCUMENT IN FILE
5339	OPEN ENDORSEMENT IS MISSING
5344	ENDORSEMENT(S) IS A COPY
5345	ENDORSEMENT(S) IS ILLEGIBLE
5348	DOCUMENT INCOMPLETE OR PAGES MISSING
5352	2 ORIGINAL NOTES IN FILE
5359	INVALID ENDORSEMENT CHAIN
5367	BORROWER'S SIGNATURE ILLEGIBLE
5368	FHA/VA PROOF OF INSURANCE SCREEN PRINT IN FILE
5369	LNA NOT IN PROPER FORM
6000	DOCUMENT FIELD IS MISSING OR INCORRECT
FINL	FINAL PACKAGE RECEIVED, REVIEWED AND REJECTED

Annex 15
to Custodial Agreement

LIST OF UNAPPROVED SETTLEMENT AGENTS

None.

Annex 16
to Custodial Agreement

MORTGAGE FILE SUBMISSION PACKAGE

With respect to each Mortgage Loan being offered by the Seller for sale to Buyers, pursuant to the Repurchase Agreement, such Seller shall deliver and release to Custodian the following documents:

(i)  Either (A) the original Mortgage Note bearing all intervening endorsements from the originator to the Seller endorsed, “Pay to the order of ____________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized Person (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: “[Last Endorsee], formerly known as [previous name]”) or (B) with respect to any lost Mortgage Note, a lost note affidavit (with indemnification) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate from the Seller (or a certificate from the county recorder's office or the Settlement Agent) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

(ii)  A Mortgage meeting one of the following requirements:

(A)    The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

(B)    If the original Mortgage has been submitted for recordation, a copy of the Mortgage together with either (i) an officer's certificate of the Seller, Settlement Agent, title company or escrow closing company (which may be a blanket officer's certificate of the Seller covering all such Mortgage Loans), or (ii) a certificate from the county recorder's office, certifying that such copy represents a true and correct reproduction of the original, or (iii) a stamped certificate from the related title company or Settlement Agent certifying that such copy represents a true and correct reproduction of the original, in such case that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located, and, with respect to MERS Designated Mortgage Loans, if any, the Mortgage names MERS as the “mortgagee” or “beneficiary” thereof and the Custodian has confirmed that each MERS Designated Mortgage Loan has been issued a MERS Identification Number. A conformed recorded copy will follow as soon as the same is received by the Seller;

(iii)  All original intervening Assignments or Mortgage duly executed and acknowledged and in recordable form, evidencing the unbroken chain of mortgage assignments from the originator of the Mortgage Loan to the Last Endorsee, or in the case of a MERS Designated Mortgage Loan to MERS, and/or if any such intervening Assignment of Mortgage has been submitted for recordation, a copy of each such intervening Assignment of Mortgage, together with either (i) an officer’s certificate of the Seller, Settlement Agent, title company or escrow closing company (which may be a blanket officer’s certificate of the Seller covering all such Mortgage Loans), (ii) a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original, or (iii) a stamped certificate from the related title company, Settlement Agent or escrow closing company certifying that such copy represents a true and correct reproduction of the original, in such case that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

(iv)  Except with respect to a MERS Designated Mortgage Loan, an original Assignment of Mortgage to “_________________”, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor] “; in the event that the Loan was acquired or originated while doing business under another name, the signature must be in the following form: “[Last Endorsee], formerly known as [previous name]”), in recordable form; provided, however that no such Assignment of Mortgage shall be required to be delivered or recorded if the related Mortgage names the Custodian, as mortgagee (or as beneficiary if the related Mortgage is a deed of Trust or similar instrument) and such Mortgage specifies that the Custodian assumes no duties, responsibilities or liabilities as an originator or Buyer in respect of such Mortgage;

(v)  the original or certified copy of the policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage) or attorney’s opinion of title;

(vi)  the blanket assignment of all other collateral securing the Loan, including all rights under applicable guarantees and insurance policies, if any;

(vii)  the original of the guarantee executed in connection with the Mortgage Note, if any;

(viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan, if any;

(ix)  the certificate of the secured creditor impaired property insurance policy or the commercial real estate pollution liability insurance policy, if any, issued with respect to such Mortgage Loan;

(x)  the original power of attorney, if any;

(xi)  an original executed copy of the Uniform Commercial Code (UCC) financing statement (UCC-1), if any, and, an original, if any, UCC financing statement changes (UCC-3), bearing the file stamp of the relevant filing office(s) and a certified copy of the assignment of the UCC financing statement (UCC-3) from the Last Endorsee in blank; and

(xii)  the Escrow Letter.

Annex 17
to Custodial Agreement

FORM OF ESCROW LETTER
[Date]

[Name of Settlement Agent]
[Street Address]
[City, State and Zip Code]
[Attn: ____________]

Re:    Master Repurchase Agreement, dated as of December 13, 2005 (the “Repurchase Agreement”), by and among NYMC Loan Corporation as Seller, New York Mortgage Trust, Inc., as Guarantor and DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”).

The following loan is scheduled to fund today:

Loan Amount: [  ]

Loan Number (if applicable): [  ]

Property Address: [  ]

If the mortgage loan is not funded by 5:00 p.m. New York City time on the business day on which you receive the closing funds, you are to return the closing funds via federal funds wire transfer to the related Buyer, no later than 5:00 p.m. New York time on the following business day, as follows:

ABA: 026-003-780
Acct #: 10-642785-0008
Acct. Name: Newport Funding Corp.
Attn: Siegfried Rader Ph. 212-474-7737

ABA: 026-003-780
Acct #: 10-536680-0008
Acct. Name: Aspen Funding Corp.
Attn: Siegfried Rader Ph. 212-474-7737

ABA:
Acct #:
Acct Name: DPX
Attn: Roger Smith Ph: 212-474-8453

Very truly yours,

NYMC LOAN CORPORATION

By:___________________________________
Name:_________________________________
Title:__________________________________

ACKNOWLEDGED AND AGREED:

[Settlement Agent]

By:___________________________________
Name:_________________________________
Title:__________________________________

Annex 18
to Custodial Agreement

[NOTICE BY ASSIGNEE TO CUSTODIAN OF
THE BUYER’S DEFAULT]
[Date]

[Custodian]

[Address]

Re:	Default by Buyer

Notice is hereby given that _____________________ (the “Buyer”) has materially defaulted in its obligations under an agreement between Assignee and the Buyer relating to the financing by Assignee of the Buyer’s advances with respect to the Mortgage Loans described on Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files solely for the exclusive use and benefit of Assignee and (iii) assumes the rights of the Buyer to furnish instructions to the Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

Please acknowledge the foregoing by signing below and returing a copy of this notice to us at [address].

Very truly yours,

NYMC LOAN CORPORATION

By:___________________________________
Name:_________________________________
Title:__________________________________

[ASSIGNEE]

By:___________________________________
Name:_________________________________
Title:__________________________________

RECEIPT ACKNOWLEDGED:

By:___________________________________
Name:_________________________________
Title:__________________________________

cc: [Buyer]

EXHIBIT A

FORM OF TRANSACTION NOTICE

____________, 200_

DB Structured Products, Inc.
Aspen Funding Corp.
Newport Funding Corp.
60 Wall Street
New York, NY 10005
Attention: Vincent D’Amore

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration-NS03DA

LaSalle Bank National Association
__________________
__________________
Attention: __________________

Transaction No._____________

Ladies and Gentlemen:

The undersigned executes and delivers this notice (the “Notice”) pursuant to the requirements of the Master Repurchase Agreement, dated as of December 13, 2005 (the “Repurchase Agreement”), among DB Structured Products, Inc. (“DBSP”), Aspen Funding Corp. (“Aspen”), Newport Funding Corp. (“Newport” and collectively with DBSP and Aspen, the “Buyers” and individually a “Buyer”), NYMC Loan Corporation as Seller (the “Seller”) and New York Mortgage Trust, Inc. as Guarantor, in connection with the submission for sale thereunder on _________ __, 200__ (the “Purchase Date”) of the Purchased Loans identified on the Schedule attached hereto. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Repurchase Agreement.

The Seller hereby represents and certifies to [DB Structured Products, Inc.] [Aspen Funding Corp.] [Newport Funding Corp.] (the “Buyer”) as follows:

1.    As of this date, the Seller is in compliance with all of the terms and conditions of the Program Documents.

2.    The Seller’s representations and warranties set forth in the Program Documents are true and accurate as of the date of this Notice.

3.    All of the conditions set forth in Section 10 of the Repurchase Agreement to the proposed Transaction to which this Notice relates have been satisfied.

4.    Upon payment by Buyer of the Purchase Price in respect of the Transaction involving the Purchased Loans, all of the right (including the power to convey title thereto), title and interest in and to each Purchased Loan shall be transferred, assigned, set over and otherwise conveyed to the Buyer.

5.    [There are no security interests relating to or affecting any or all of the Purchased Loans.][Prior to the sale of the Purchased Loans pursuant to the Repurchase Agreement, [________________] had a security interest in such Purchased Loans and has entered into a Security Release Certification, the original of which is attached hereto.]

6.    The general terms of the sale are:

A.    Aggregate outstanding principal balance of the Purchased Loans  as of the Purchase Date: _________

B.    Purchase Date: ___________

C.    Pricing Rate: ___________

D.    Total outstanding Purchase Price of all Transactions under the Repurchase Agreement: ___________

E.    Aggregate original principal balance of Purchased Loans: __________

Wire Instructions For Seller:

[Bank Name:
City, State:

ABA #:
Account #:

Account Name:
Attention:  ]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Notice as of the date first above written.

NYMC LOAN CORPORATION, as Seller

By:___________________________________
Name:_________________________________
Title:__________________________________